Exhibit 99.1

Certification of Chief Executive Officer Pursuant to
18 U.S.C. Section 1350,
As Adopted Pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Good Guys, Inc. (the “Company”) on Form 10-Q for the quarterly period ended August 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Kenneth R. Weller, as Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 10, 2002	/s/	KENNETH R. WELLER

Kenneth R. Weller Chairman and Chief Executive Officer

14